UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Blackstone / GSO Senior Floating Rate Term Fund

(exact name of registrant as specified in charter)

Attn: Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

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BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

(the “Fund”)

345 Park Avenue, 31st Floor

New York, New York 10154

[                ], 2019

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of the Fund, we are pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on February 19, 2020 at 10:00 a.m. (Eastern time), at the offices of GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at 345 Park Avenue, 31st Floor, New York, New York 10154.

As discussed in more detail in the enclosed Proxy Statement, at the Meeting, the shareholders (the “Shareholders”) of the Fund will be asked to (i) approve an amendment to the Amended and Restated Agreement and Declaration of Trust (the “Charter”) of the Fund to revise the maximum extension period of the Fund’s dissolution date (the “Charter Amendment”) and (ii) approve, subject to the approval of the Charter Amendment, the extension of the Fund’s term (the “Term Extension”, and, together with the Charter Amendment, the “Proposals”). The Charter currently allows the Fund to extend its dissolution date for a period of not more than two years. Shareholders are being asked to amend the Charter to revise the maximum extension period of the Fund’s dissolution date from two years to five years. The Fund’s current scheduled dissolution date is May 31, 2022. Subject to the approval of the Charter Amendment, Shareholders are being asked to revise the Fund’s dissolution date to May 31, 2027, extending the Fund’s term by five years. If the Term Extension is approved, the Adviser has agreed to maintain its current annual management fee (the “Management Fee”) of 0.90% of the Fund’s Managed Assets, which was reduced from the original full Management Fee of 1.00% of the Fund’s Managed Assets, until the Fund’s proposed scheduled dissolution date on May 31, 2027. In addition, if the Term Extension is approved, a share repurchase program, described in the accompanying Proxy Statement, would be implemented by the Fund.

If Shareholders do not take action, the Fund will dissolve on May 31, 2022.

After considering the Proposals, the Board unanimously voted to approve the Proposals and recommends that the Shareholders vote in favor of the Proposals, as more fully described in the accompanying Proxy Statement.

Now it is your turn to review the Proposals and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

NO MATTER HOW MANY SHARES YOU OWN, YOUR TIMELY VOTE IS IMPORTANT. If you do not expect to attend the Meeting, please give your voting instructions by either:

Voting by Internet: Going to the website specified on your proxy card and following the instructions on the website.

Voting by Phone: Calling the number specified on your proxy card and following the instructions.

Voting by Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

Thank you in advance for your participation in the Meeting.

Sincerely,

Daniel H. Smith, Jr.
Chairman, President and Chief Executive Officer

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

(the “Fund”)

345 Park Avenue, 31st Floor

New York, New York 10154

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[                ], 2019

To the shareholders (the “Shareholders”) of the Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held at 345 Park Avenue, 31st Floor, New York, New York 10154, on February 19, 2020 at 10:00 a.m. (Eastern time), for the purposes of considering and voting upon the following:

1.

Amending the Amended and Restated Agreement and Declaration of Trust (the “Charter”) of the Fund by revising the maximum extension period of the Fund’s dissolution date from two years to five years (the “Charter Amendment”);

2.	Subject to the approval of the Charter Amendment, extending the term of the Fund by five years by changing the Fund’s scheduled dissolution date from May 31, 2022 to May 31, 2027; and

3.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the enclosed Proxy Statement.

The close of business on December 23, 2019 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

NO MATTER HOW MANY SHARES YOU OWN, YOUR TIMELY VOTE IS IMPORTANT. If you do not expect to attend the Meeting, please give your voting instructions by either:

Voting by Internet: Going to the website specified on your proxy card and following the instructions on the website.

Voting by Phone: Calling the number specified on your proxy card and following the instructions.

Voting by Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

By Order of the Board of Trustees of Blackstone / GSO Senior Floating Rate Term Fund

Daniel H. Smith, Jr.
Chairman, President and Chief Executive Officer

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BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND (“BSL”)

(the “Fund”)

SPECIAL MEETING OF SHAREHOLDERS

To be Held on February 19, 2020

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Fund for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on February 19, 2020, at 10:00 a.m. Eastern Time, at the offices of GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at 345 Park Avenue, 31st Floor, New York, New York 10154, and at any adjournments thereof.

The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to shareholders (the “Shareholders”) of the Fund on or about January [ ], 2020.

The Meeting is scheduled as a meeting of the holders of the Fund’s common shares of beneficial interest. The close of business on December 23, 2019, has been fixed as the “Record Date” for the determination of Shareholders entitled to notice of, and to vote at, the Fund’s Meeting and all adjournments thereof.

As described below, the Shareholders have the right to vote on:

1.

Amending the Amended and Restated Agreement and Declaration of Trust (the “Charter”) of the Fund by revising the maximum extension period of the Fund’s dissolution date from two years to five years (the “Charter Amendment”);

2.

Subject to the approval of the Charter Amendment, extending the term of the Fund by five years by changing the Fund’s scheduled dissolution date from May 31, 2022 to May 31, 2027 (the “Term Extension”, and, together with the Charter Amendment, the “Proposals”); and

3.	The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Section I of this Proxy Statement contains information relating to the Charter Amendment. Section II of this Proxy Statement contains information relating to the Term Extension. Section III contains additional background information about the Fund. Section IV contains general information about the Meeting and Shareholder voting.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2018, and semi-annual report, including the unaudited financial statements for the six months ended June 30, 2019, are available upon request, without charge, by writing to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling the Fund at 1.877.876.1121, and they are also available via the internet at www.blackstone-gso.com/bsl.

In order that your shares may be represented at the Meeting, you are requested to vote on the following matter:

I. PROPOSAL 1: AMENDMENT OF THE CHARTER TO REVISE THE MAXIMUM EXTENSION PERIOD OF THE FUND’S DISSOLUTION DATE

Q:	What is being proposed?

A:	The Board and the Adviser are recommending that the Charter be amended by revising the maximum extension period of the Fund’s dissolution date from two years to five years.

Q:	How does the Board recommend I vote?

A:	The Board recommends that you vote “FOR” the Charter Amendment.

Q:	What are the expected benefits of the Charter Amendment?

A:

As described further herein, the Board and the Adviser are recommending that the Shareholders approve the Charter Amendment to provide the Fund with (i) flexibility to extend its dissolution date for longer periods and (ii) allow for enhanced efficiency with respect to Fund expenses, as the costs associated with two- or five-year extensions are similar, but if the Fund’s term continues to be extended, doing so in five-year increments would require fewer and less frequent extensions. Shareholder approval will continue to be required for any extension of the Fund’s term regardless of whether the Charter Amendment is approved. Proposal 2 below requests shareholder approval of a five-year extension of the Fund’s term if the Charter Amendment is approved.

Q:	What vote is required to approve the Charter Amendment?

A:

Shareholders may approve the Charter Amendment with the affirmative vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended, the “1940 Act”) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy.

Q:	How do I vote my shares?

A:	After reading this Proxy Statement and the enclosed proxy card, you may vote by:

Voting by Internet: Going to the website specified on your proxy card and following the instructions on the website.

Voting by Phone: Calling the number specified on your proxy card and following the instructions.

Voting by Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

The Charter Amendment

Pursuant to the Charter as currently in effect, the Fund’s dissolution date may be extended for a period of not more than two years with the approval of the Board and a “majority of the outstanding voting securities” (as defined in the 1940 Act). The dissolution date may be extended an unlimited number of times with the approval of the Board and Shareholders. The Charter Amendment would (i) provide the Fund with flexibility to extend its dissolution date for longer periods and (ii) allow enhanced efficiency with respect to Fund expenses, as the costs of a two- or five-year extension are similar, but if the Fund’s term continues to be extended, extending in five-year increments would require fewer and less frequent extensions. If the Charter Amendment is approved, it would allow Shareholders to consider approval of an extension of the Fund’s term by five years by changing the Fund’s scheduled dissolution date from May 31, 2022 to May 31, 2027 pursuant to Proposal 2 below. The Board and the Adviser recommend that the Shareholders approve the Charter Amendment to allow the Fund to extend its dissolution date by up to five years in length. A version of the proposed amended Charter is attached to this Proxy Statement as Appendix A and is marked to reflect all changes contemplated by the Charter Amendment.

The Board’s and the Adviser’s Rationale for the Charter Amendment

For a detailed discussion, please refer to “Board’s and the Adviser’s Rationale for the Proposals” in the discussion of Proposal 2 below.

Board’s Consideration of the Charter Amendment

For a detailed discussion, please refer to “Board’s Consideration of the Proposals” in the discussion of Proposal 2 below.

Required Vote

Approval of the Charter Amendment requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHARTER AMENDMENT.

II. PROPOSAL 2: EXTENSION OF THE FUND’S TERM

Q:	What is being proposed?

A:

Subject to the approval of the Charter Amendment described in Proposal 1 above, the Board and the Adviser are recommending that the Fund’s term be extended by five years by changing the Fund’s scheduled dissolution date from May 31, 2022 to May 31, 2027.

Q:	How does the Board recommend I vote?

A:	The Board recommends that you vote “FOR” the Term Extension.

Q:	What are the expected benefits of the Term Extension?

A:

As described further herein, the Board and the Adviser are recommending that the Shareholders approve the Term Extension in order to allow the Fund to continue to access the senior loan market with the potential to generate attractive income for Shareholders through the extended life of the Fund, assuming favorable market conditions. If Shareholders approve the Term Extension, the Fund could continue to seek to achieve attractive investment yields during the extended term with the benefit of the Reduced Fee Continuation as defined and discussed below. The Charter Amendment to allow the Fund to pursue five-year term extensions would enable the portfolio management team to take a longer-term view on Fund investments, while still seeking high current income. Furthermore, the proposed Share Repurchase Program (as defined below), if triggered, would be accretive to the Fund’s NAV per share and mitigate unexpected share price volatility.

Q:	Will the term of the Fund be extended beyond the Term Extension?

A:

As described further herein, the dissolution date of the Fund may be extended an unlimited number of times with the requisite Board approval and Shareholder approval. Any further extension of the Fund’s dissolution date beyond the Term Extension would be permissible in up to five-year increments but would again require Board and Shareholder approval.

Q:	Will the Reduced Management Fee be maintained if the Term Extension is approved?

A:

Yes. In connection with the prior extension of the Fund’s term from May 31, 2020 to May 31, 2022 that was approved by the Fund’s Board and shareholders, the Adviser agreed to reduce its annual management fee (the “Management Fee”) from 1.00% of the Fund’s Managed Assets (as defined below) to 0.90% of the Fund’s Managed Assets (the “Reduced Management Fee”) through May 31, 2022. If Shareholders approve the Term Extension, the Adviser has agreed to maintain the Reduced Management Fee until the Fund’s proposed scheduled dissolution date on May 31, 2027 (the “Reduced Management Fee Continuation”). ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, has also agreed to maintain the reduced annual administrator fee (“Administrator Fee”) payable by the Fund to ALPS of 0.09% of the average daily value of the Fund’s Managed Assets (subject to a minimum annual fee), compared to the original full Administrator Fee of 0.10% of the average daily value of the Fund’s Managed Assets (subject to a minimum annual fee), until the Fund’s proposed scheduled dissolution date on May 31, 2027. The Reduced Management Fee Continuation and ALPS’s reduced fee continuation are collectively referred to as the “Reduced Fee Continuation.” The Reduced Fee Continuation recognizes that the Adviser and ALPS will receive their respective fees over a longer period of time if the Term Extension is approved. Shareholders will continue to benefit from the Reduced Fee Continuation during the extended term if the Term Extension is approved.

Q:	Will the Term Extension extend the reinvestment period of the Fund?

A:

The reinvestment period (after which the Fund is required to stop reinvesting principal proceeds generated by maturities, prepayments and sales of portfolio investments) was previously extended to last until one year prior to the Fund’s scheduled dissolution date. If the scheduled dissolution date is revised to May 31, 2027, the reinvestment period will extend automatically to May 31, 2026, unless further extended by the Board. Unless otherwise determined by the Board, the reinvestment period would also automatically extend with any future extension of the Fund’s scheduled dissolution date. After the reinvestment period ends, the Fund will stop reinvesting principal proceeds generated by maturities, prepayments and sales of investments.

Q:	Will the Term Extension result in any other changes to the Fund?

A:

As described further below, if the Term Extension is approved by the Shareholders, the Fund will implement a share repurchase program (the “Share Repurchase Program”) over the remaining life of the Fund (through May 31, 2027) such that if shares trade at an average discount to the Fund’s net asset value (“NAV”) per share of greater than 10% over any rolling forty (40) business day period, the Fund will seek to buy back up to 15% of its outstanding shares through the open market, subject to reasonable volume limitations and a maximum price of 90% of the Fund’s NAV per share. The Share Repurchase Program is intended to help mitigate the potential risk of a wide discount of the Fund’s market price relative to its NAV per share during the extended term by supporting the Fund’s market price in the event that the program is triggered. The Share Repurchase Program, if triggered, also may operate to mitigate the Adviser’s conflict of interest (described below) by reducing Managed Assets and, consequently, the amount of Management Fees paid to the Adviser. If the full Repurchase Quantity (as defined below) is repurchased, the Fund does not currently intend to increase the Repurchase Quantity or implement another Share Repurchase Program during the Term Extension or in any future term extensions. The Fund will not be obligated to repurchase any shares under the Share Repurchase Program unless the NAV discount described above is triggered. No changes to the Fund’s investment objectives, strategies or fundamental policies are being proposed as part of the Term Extension.

Q:	What are the risks of the Term Extension?

A:

There can be no assurance that the Fund will achieve its investment objectives during its remaining term. The Term Extension will expose the Fund to continued investment risk over the extended term after the originally scheduled dissolution date, which the Fund would not be exposed to without a Term Extension. These investment risks include, without limitation, market risk, interest rate risk, leverage risk and risks related to the Fund’s investments in senior loans and other assets. In addition, while the Adviser believes that the market will view the Term Extension favorably, the Term Extension could have a negative impact on the market price of the Fund’s shares, which would adversely impact Shareholders seeking to sell their shares prior to the Fund’s dissolution date.

Additionally, the Adviser has a conflict of interest in recommending the Term Extension because the Adviser will receive the Management Fee from the Fund for a longer period of time if the Term Extension is approved by Shareholders. However, the Adviser has agreed to the Reduced Management Fee Continuation, and therefore will continue to receive the Reduced Management Fee until the proposed scheduled dissolution date. The Board, including all of the trustees who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Trustees”), took into consideration the Adviser’s conflict of interest and the partial mitigation of the conflict of interest by the Reduced Management Fee Continuation and the Share Repurchase Program when approving the Term Extension and determined that the Term Extension, together with the Reduced Fee Continuation and the Share Repurchase Program, would be in the best interests of the Fund and Shareholders.

Q:	Who will pay for the costs of this proxy solicitation?

A:	The Fund will bear the costs of this proxy solicitation.

Q:	What vote is required to approve the Term Extension?

A:

Subject to the approval of the Charter Amendment described in Proposal 1 above, Shareholders may approve the Term Extension with the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy. If Proposal 1 is not approved, Proposal 2 will not be approved regardless of the number of votes received for Proposal 2.

Q:	How do I vote my shares?

A:	After reading this Proxy Statement and the enclosed proxy card, you may vote by:

Voting by Internet: Going to the website specified on your proxy card and following the instructions on the website.

Voting by Phone: Calling the number specified on your proxy card and following the instructions.

Voting by Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

The Term Extension

Pursuant to the current Charter, the Fund will dissolve on May 31, 2022. If the Charter Amendment is approved, the Charter will allow the Fund’s dissolution date to be extended for a period of not more than five years with the approval of the Board and a “majority of the outstanding voting securities” (as defined in the 1940 Act). The dissolution date may be further extended an unlimited number of times with the approval of the

Board and Shareholders. The Board and the Adviser recommend that the Shareholders approve the Term Extension. The Term Extension requires the Charter Amendment described in Proposal 1 above to also be approved separately.

The Reduced Fee Continuation

If the Term Extension is approved by Shareholders, the Adviser and ALPS will continue to charge reduced fees in the manner set forth below until the Fund’s dissolution date:

	Current Annual Fee	Prior to Initial Term Extension

Management Fee	0.90% of the average daily value of the Fund’s Managed Assets	1.00% of the average daily value of the Fund’s Managed Assets

Administrator Fee	0.09% of the average daily value of the Fund’s Managed Assets*	0.10% of the average daily value of the Fund’s Managed Assets*

*

Subject to a minimum annual fee of the lesser of $225,000 or (if below $225,000) 0.14% of the average daily value of the Fund’s Managed Assets. The minimum fee provision was not triggered during the life of the Fund to date.

“Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks or financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).

Potential Future Offerings

On January 19, 2018, the Fund filed an initial registration statement with the Securities and Exchange Commission (the “SEC”) relating to the offering of additional common shares of the Fund pursuant to a transferable rights offering (the “Rights Offering”). The Fund currently does not anticipate pursuing the Rights Offering.

The Share Repurchase Program

If the Term Extension is approved by the Shareholders, the Fund will implement the Share Repurchase Program over the remaining life of the Fund (through May 31, 2027) such that if shares trade at an average discount to NAV per share of greater than 10% over any rolling forty (40) business day period, the Fund will buy back up to 15% of its outstanding shares through the open market (the “Repurchase Quantity”), subject to a maximum price of 90% of the Fund’s NAV per share (the “Repurchase Price Ceiling”). The Share Repurchase Program is intended to help mitigate the potential risk of a wide discount of the Fund’s market price relative to its NAV per share during the extended term by supporting the Fund’s market price in the event that the program is triggered. The Fund may not be able to purchase the full Repurchase Quantity at one time. If the Share Repurchase Program is triggered but an amount of shares less than the Repurchase Quantity is repurchased subject to the Repurchase Price Ceiling, the Fund will continue the Share Repurchase Program the next time, if applicable, shares can be repurchased at a price below the Repurchase Price Ceiling. Such repurchase may continue throughout the remaining life of the Fund, until shares repurchased equal the Repurchase Quantity. If the full Repurchase Quantity is repurchased, the Fund does not currently intend to increase the Repurchase Quantity or implement another Share Repurchase Program during the Term Extension or in any future term extensions. The Fund will not be obligated to repurchase any shares under the Share Repurchase Program unless the NAV discount described above is triggered. No changes to the Fund’s investment objectives, strategies or fundamental policies are being proposed as part of the Term Extension.

The Board’s and the Adviser’s Rationale for the Proposals

The Board and the Adviser considered the following potential benefits in determining to recommend the Proposals to the Shareholders:

•

Continued Opportunity for Income: With the Term Extension, the Fund would have five additional years in which to invest and pursue its investment objectives. This would provide the Shareholders with continued access to the senior loan market and income-earning potential. While it is impossible to predict future conditions of credit markets with certainty, the Board considered the Adviser’s view that current credit markets should enable the Fund to continue to provide current income and attractive dividends. In considering the possibility of negative credit markets during the Fund’s extended term, the Board noted the Adviser’s ability during the life of the Fund thus far to generate what it believes has been attractive income and returns for the Fund through a variety of credit environments, including periods of declining interest rates, although there is no assurance that the Adviser’s success in this regard will continue.

•

Opportunity for Long-Term View on the Fund’s Investments: The Charter Amendment to allow the Fund to pursue five-year term extensions would enable the portfolio management team to take a longer-term view on Fund investments, while still seeking high current income.

•

Continued Opportunity for High Portfolio Yields: In connection with the Fund’s term extension in 2017, the Adviser and ALPS reduced the fees charged to the Fund (“Fee Reductions”). The Fee Reductions resulted in an increased portfolio yield for the Fund, compared to the yield if there had been no Fee Reductions. For the Fund’s extended term resulting from the proposed Term Extension, the Management Fee and Administrator Fee would remain at the reduced rates, thereby continuing to result in a higher portfolio yield for the Fund than if the higher original fees were in effect.

•

Share Repurchase Program to Mitigate Market Price Volatility: The Adviser and the Board considered the possible risks associated with the Term Extension, including unexpected share price volatility. As a mitigant to this risk, the Adviser and the Board believe that the proposed Share Repurchase Program, if triggered, would be accretive to the Fund’s NAV per share. The Share Repurchase Program also seeks to further align the interest of Shareholders with the Adviser, as the Management Fee earned by the Adviser will be reduced if the Share Repurchase Program is triggered (due to a reduction in Managed Assets that would result from repurchases, creating a lower basis of Managed Assets on which the Management Fee is charged).

The Board also considered potential negative consequences of the Proposals, including that the Term Extension will expose the Fund to continued investment risk over the extended term after the originally scheduled dissolution date to which the Fund would not be exposed without a Term Extension, and that the Charter Amendment allows for a longer term extension that could exacerbate this risk. However, the Board also considered the Adviser’s performance to date through multiple credit cycles and the future income-earning potential that the Proposals would make possible as well as that the risks of investing in the Fund have been disclosed to Shareholders. The Board also considered that there may be Shareholders who do not wish the term of the Fund to be extended. The Board considered that Shareholders have the ability to vote on the Proposals and to sell their Fund shares in the open market. At the time of the Board’s decision the Fund shares had recently been traded at market prices near or above the Fund’s NAV per share. The Board also considered that the Charter Amendment would provide efficiency with respect to Fund expenses, as the costs of a two- or five-year extension are similar, but if the Fund’s term continues to be extended, extending in five-year increments would require fewer and less frequent extensions. Finally, the Board considered the Share Repurchase Plan and how it possibly could mitigate a wide discount of the Fund’s market price relative to its NAV.

For the reasons above, the Board and the Adviser believe that the Proposals are in the best interests of the Fund and Shareholders. For a discussion of the risks of investing in the Fund, see “Risks of Investing in the Fund.”

The Fund’s Investment Objectives and Strategies

No changes to the Fund’s investment objectives, strategies or fundamental policies are being proposed as part of the Charter Amendment and the Term Extension. The Fund’s investment objectives, strategies and fundamental policies are disclosed in the Fund’s prospectus and other filings with the SEC, available at www.sec.gov and the Fund’s website (www.blackstone-gso.com).

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives may be changed on 60 days’ notice to Shareholders.

The Fund seeks to achieve these investment objectives by investing primarily in senior, secured floating rate loans (“Senior Loans”). Senior Loans typically are of below investment grade quality. Below investment grade securities, commonly referred to as “junk” or “high yield” securities, are high risk and have speculative characteristics. Under normal market conditions, the Adviser expects the Fund to maintain an average duration of less than one year (including the effect of anticipated leverage). Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in Senior Loans. Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. This policy is not fundamental and may be changed by the Board with at least 60 days’ written notice provided to Shareholders.

The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

It is currently anticipated that the Fund’s reinvestment period will end one year prior to the Fund’s scheduled dissolution date, giving effect to the Term Extension if approved by Shareholders and any further dissolution date extensions. After the reinvestment period, the Fund will stop reinvesting principal proceeds generated by maturities, prepayments and sales of investments.

As of September 30, 2019, the Fund had $188.5 million of borrowings outstanding under its leverage facility. The Term Extension is not expected to result in any changes to the terms of the Fund’s current leverage facility.

Risks of Investing in the Fund

The risks of investing in the Fund are disclosed in the Fund’s prospectus and other filings with the SEC, available at www.sec.gov and the Fund’s website (www.blackstone-gso.com).

There can be no assurance that the Fund will achieve its investment objectives during its remaining term. The Term Extension will expose the Fund to continued investment risk over the extended term after the originally scheduled dissolution date to which the Fund would not be exposed if the Term Extension is not approved. These investment risks include, without limitation, market risk, interest rate risk, leverage risk and risks related to the Fund’s investments in Senior Loans and other assets. In addition, while the Adviser believes that the market will view the Term Extension favorably, the Term Extension could have a negative impact on the market price of the Fund’s shares, which would adversely impact Shareholders seeking to sell their shares prior to the Fund’s dissolution date.

Additionally, the Adviser has a conflict of interest in recommending the Term Extension because the Adviser will receive the Management Fee from the Fund for a longer period of time if the Term Extension is approved. However, the Adviser has agreed to the Reduced Management Fee Continuation, and therefore will continue to receive the Reduced Management Fee until the proposed scheduled dissolution date. The Board took the Adviser’s conflict of interest and the partial mitigation of the conflict of interest by the Reduced Management Fee Continuation into consideration when approving the Term Extension and determined that the Term Extension, together with the Reduced Fee Continuation, was in the best interests of the Fund and Shareholders.

Board’s Consideration of the Proposals

At a meeting held on May 30, 2019, the Adviser made a presentation to the Board regarding strategic options for the Fund, including an additional extension of its term. The Board discussed the strategic options with the Adviser and requested additional information regarding the possible benefits of each to the Fund.

At an in-person meeting held on September 10, 2019 (the “September Board Meeting”), the Adviser presented the Proposals for the Board’s preliminary consideration with additional information in support of the Proposals. Based on its review, discussion and consideration of the Proposals at the September meeting, the Board requested and the Adviser provided additional information and analyses regarding the Proposals, including information regarding the potential benefits and risks of the Proposals to the Fund, the market price to NAV discount/premium experience of the Fund and the possible impact of the Proposals on the Fund’s current market price to NAV discount/premium and the details, and operation of the Share Repurchase Program and its potential benefits to the Fund.

The Board met by conference telephone call on November 4, 2019 (the “November 4 Board Meeting”) to review and discuss the Proposals and information and analyses presented to that date by the Adviser.

At an in-person meeting held on November 18, 2019 (the “November 18 Board Meeting”, and, with the September Board Meeting and November 4 Board Meeting, the “Evaluation Meetings”), the Board approved the Proposals and their submission to Shareholders for consideration.

The Independent Trustees were represented by their own independent counsel (“Independent Counsel”) at the Evaluation Meetings and throughout the process of evaluating the Proposals.

During the course of the Evaluation Meetings, the Board requested and the Adviser provided information and analyses relevant, in the judgment of the Board and the Adviser, to the Board’s evaluation of the Proposals, including the information noted above. Such information together with presentations, discussions and reviews at the Evaluation Meetings regarding the proposals, are collectively called the “Evaluation Information”. The Board discussed and reviewed the Evaluation Information with the Adviser and the Independent Trustees also reviewed the Evaluation Information in executive session with Independent Counsel at which no representatives of the Adviser or Fund management were present. In reaching its determination to approve the Proposals, the Board, including the Independent Directors, considered various relevant factors. The considerations below reflect such reviews and discussions. The Board’s evaluation of the Proposals took into account not only the Evaluation Information, but information about the Fund received by the Board since its inception and reflected the knowledge and familiarity gained as members of the Board. Among the factors considered by the Board were:

•	Information and analyses provided by the Adviser as to the potential benefits and risks to the Fund of the Proposals;

•

The Adviser’s recommendation that the Charter Amendment would provide the Fund with flexibility to extend the term for longer periods and with greater efficiency with respect to Fund expenses, as explained above;

•	The advice of the Adviser that the Charter Amendment would permit it to take a longer-term view with respect to management of the Fund’s investment portfolio;

•	The experience of the Fund and response of the Fund’s shareholders in connection with a prior extension of the Fund’s term for two years which was approved by the Board and Shareholders in 2017;

•	The Fund’s performance over time and under varying market conditions;

•	The Adviser’s belief that Shareholders would be receptive to the Term Extension;

•	The belief of the Adviser that the Proposals are not likely to have a significant impact on the Fund’s market price to NAV discount/premium;

•

The conflict of the Adviser in recommending the Proposals as their implementation, if approved, would result in the Adviser’s receipt of Management Fees over a longer period of time, together with the Adviser’s belief that its conflict in this regard would be mitigated to some extent by the Reduced Management Fee Continuation and by operation of the Share Repurchase Program, if triggered;

•	The Share Repurchase Program, if triggered, would mitigate the potential risk of a wide discount of the Fund’s market price relative to its NAV per share during the Term Extension;

•	The Adviser’s belief that any repurchases of shares pursuant to the Share Repurchase Program would be accretive to the Fund’s NAV per share;

•	The Proposals, including the Term Extension, would be subject to Shareholder Approval and any further extension of the Fund’s term under the Charter Amendment would require Shareholder Approval;

•

Shareholders not in favor of the Proposals would have the ability to sell their shares in the open market, and at the time of the Board’s decision the Fund shares had recently been traded at market prices near or above the Fund’s NAV per share.

Based, among other things, on the Evaluation Information and all of the above reviews and considering other relevant factors, including those noted above, the Board at the November 18 Board Meeting concluded that approval of the Proposals, which were presented in a unified manner, would be in the interests of the Fund and its Shareholders.

Required Vote

Approval of the Term Extension requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting or represented by proxy, if more than 50% of the outstanding shares of the Fund are present or represented by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE TERM EXTENSION.

III. FUND INFORMATION

The Adviser

GSO / Blackstone Debt Funds Management LLC is the Fund’s investment adviser. The address of the Adviser is 345 Park Avenue, 31st Floor, New York, New York 10154.

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively, with its affiliates in the credit-focused business of The Blackstone Group Inc., “GSO”), is a registered investment adviser. GSO is part of the credit-focused platform of The Blackstone Group Inc. (collectively, with its affiliates as the context requires, “Blackstone”), which is a leading global manager of private capital. Blackstone’s alternative asset management business includes the management of private equity funds, real estate funds, real estate investment trusts, funds of hedge funds, hedge funds, credit-focused funds, collateralized loan obligation vehicles, separately managed accounts and registered investment companies. Blackstone’s business is organized into four segments: private equity, real estate, hedge fund solutions and credit. Through its different investment businesses, as of September 30, 2019, Blackstone had total assets under management of over $554 billion. As of September 30, 2019, GSO’s asset management operation had aggregate assets under management of over $121 billion across multiple strategies within the leveraged finance marketplace, including loans, high yield bonds, distressed and mezzanine debt and private equity, including hedge funds. Overall, Blackstone’s credit platform, which also includes Blackstone Insurance Solutions and Harvest Fund Advisors LLC’s energy MLP business, has assets under management of over $142 billion, as of September 30, 2019.

The Administrator

ALPS is the administrator for the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Information about the Fund’s Trustees and Officers

Set forth in the table below are the Trustees and Officers of the Fund, as well as their birth year, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES:

Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: April 2010 Term Expires: 2020	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp. business development companies (3 portfolios overseen in Fund Complex).

Michael F. Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: April 2010 Term Expires: 2022	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	State Street Master Funds; Reaves Utility Income Fund.

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee

Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: April 2010 Term Expires: 2021	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	7	Ciner Resources LP. (master limited partnership)

Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: May 2012 Term Expires: 2021	Mr. Schpero is retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Advisors Trust; 1290 Funds; AXA Premier VIP Trust

INTERESTED TRUSTEE(3)

Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: April 2010 Term Expires: 2022	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	5	None

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS

Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: April 2010 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.

Robert W. Busch Birth Year: 1982	Chief Financial Officer and Treasurer	Officer Since: March 2019 Term of Office: Indefinite	Mr. Busch is a Senior Vice President of The Blackstone Group Inc. Before joining GSO, Mr. Busch worked previously at Fifth Street Asset Management from 2012 to 2018, where he was Senior Vice President of Finance and served as Controller of the firm’s two publicly traded business development companies and publicly traded alternative asset manager. Prior to that, Mr. Busch worked at Deloitte & Touche LLP, a global public accounting firm.

Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of The Blackstone Group Inc. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London.

Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Officer and Secretary	Officer Since: April 2010 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director of The Blackstone Group Inc. and General Counsel of GSO. Before joining GSO, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: November 2010 Term of Office: Indefinite	Ms. Lee is a Senior Managing Director of The Blackstone Group Inc. and Head of GSO’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)

The “Fund Complex” consists of the Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone/ GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund, as well as the Blackstone Real Estate Income Funds (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund), the Blackstone Alternative Alpha Funds (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund), Blackstone / GSO Secured Lending Fund, and the Blackstone Alternative Investment Funds (Blackstone Alternative Multi-Manager Fund and Blackstone Alternative Multi-Strategy Fund).

(3)	“Interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser (as defined below).

Beneficial Ownership of Equity Securities Held in the Fund Complex

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each Trustee.

Independent Trustee	Dollar Range[1] of Equity Securities Held in BSL:	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[2]
Edward H. D’Alelio[3]	$0	$0
Michael Holland[3]	$10,001-$50,000	$10,001-$50,000
Thomas W. Jasper[3]	$0	$0
Gary S. Schpero[3]	$1-10,000	$10,001-$50,000
Interested Trustee
Daniel H. Smith, Jr3	Over $100,000	Over $100,000

(1)

This information has been furnished by each Trustee as of [December 31, 2018]. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The term “Family of Investment Companies” means any two registered investment companies that:

(i)	share the same investment adviser or principal underwriter; and

(ii)	hold themselves out to investors as related companies for purposes of investment and investor services.

BSL, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund are in the same Family of Investment Companies.

(3)	Ownership amount constitutes less than 1% of the total shares outstanding.

The following table shows the ownership of shares by each of the Trustees, the Trustees and Executive Officers of the Fund as a group and the persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares.

Trustees and Executive Officers

Name & Address[1]	Percentage of Shares Held	Total Shares Owned
BSL Common Shares[2]
Edward H. D’Alelio	0%	0
Michael Holland	<1%	1,000
Thomas W. Jasper	0%	0
Gary S. Schpero	<1%	250
Daniel H. Smith, Jr.	<1%	11,868
Robert W. Busch	0%	0
All Trustees and Executive Officers as a group	<1%	13,118

5% or Greater Shareholders

BSL Common Shares[3]
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	14.05	%(a)	2,144,846	(a)

Bank of America Corporation 100 N Tryon Street Charlotte, NC 28255	10.15%		1,550,684

(a)	Filed Schedule 13G jointly and did not differentiate holdings as to each entity.
(1)	The address for each Trustee of the Fund is 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The table above shows Trustees’ and Executive Officers’ ownership of shares of the Fund as of [April 9, 2019].
(3)	The table above shows 5% or greater shareholders’ ownership of Shares as of [April 9, 2019]. The information contained in this table is based on Schedule 13G filings made on or before [April 9, 2019].

IV. VOTING INFORMATION AND OTHER MATTERS

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on December 23, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. A quorum for the Meeting will consist of the presence in person or by proxy of one third of the total shares of the Fund entitled to vote at the Meeting. As of the Record Date, the Fund has [            ] common shares of its beneficial interest outstanding.

Each share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by timely delivering a signed, written letter of revocation to the Secretary of the Fund, by properly executing and timely submitting a later-dated proxy vote, or by attending the Meeting and voting in person and affirmatively requesting at the Meeting that a prior proxy be revoked. Valid photo identification and proof of ownership of shares may be required to attend the Meeting in person.

Votes cast by proxy or in person at the Meeting will be counted by Computershare Shareowner Services, LLC (“Computershare”) as tellers/inspectors of elections both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum, the tellers will include the total number of shares present at the Meeting in person or by proxy, including shares represented by proxies that reflect abstentions. Abstentions will have the effect of a vote AGAINST the Proposals. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals. Under current interpretations of the New York Stock Exchange (the “NYSE”) rules, broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the Proposals. Proxies that reflect abstentions or broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote, and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes with respect to the Proposals will have the effect of a vote AGAINST the Proposals. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you may not intend.

Adjournments

In the event that a quorum is not present for purposes of acting on the Proposals, or, even if a quorum is present, if sufficient votes in favor of the Proposals are not received by the time of the Meeting, the Meeting may be adjourned one or more times to permit further solicitation of proxies. Pursuant to the Charter, the Fund’s Chairman may adjourn the Meeting.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail, e-mail and telephone may be made by officers and Trustees of the Fund and officers and employees of the Adviser, ALPS, their affiliates and other representatives of the Fund. The Fund has retained Computershare to aid in the solicitation of proxies. In addition, the Fund has engaged Computershare to assist in the proxy effort for the Fund. Under the terms of the engagement, Computershare will be providing a web site for the dissemination of these proxy materials and tabulation services. The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to distribute the proxy materials to the respective banks and brokers who hold shares on record date. The fees paid to Computershare and Broadridge are estimated to be $11,143 and may vary depending on the level of additional solicitation necessary to achieve quorum and Shareholder approval. Additional fees will be paid to Broadridge, and other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. This cost and the costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares.

Methods of Voting

After reading this Proxy Statement and the enclosed proxy card, you may vote by:

Voting by Internet: Going to the website specified on your proxy card and following the instructions on the website.

Voting by Phone: Calling the number specified on your proxy card and following the instructions.

Voting by Mail: Completing, signing, dating and returning the enclosed proxy card as soon as possible in the enclosed postage-paid envelope.

Shareholders can call 1-866-904-6150 with any questions about this proxy statement or how to vote their shares.

Information on the Voting Results

The Fund intends to announce the final voting results by press release.

Other Matters to Come Before the Meeting

The Board does not intend to present any other business at the Meeting, nor are the Trustees aware that any Shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 345 Park Avenue, 31st Floor, New York, New York 10154. All Shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the Board of Trustees committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a Shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board of Trustees, officers, Shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Shareholder Proposals

It is currently anticipated that the Fund’s next annual meeting of Shareholders after this Meeting will be held in April 2020. To submit a Shareholder proposal for the Fund’s 2020 annual meeting for inclusion in the Fund’s proxy statement and form of proxy, a Shareholder is required to send the Fund a notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by November 7, 2019. In addition, pursuant to the Fund’s By-Laws, a Shareholder is required to give to the Fund notice of, and specified information with respect to, any proposals that such Shareholder intends to present at the 2020 annual meeting not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2020 annual meeting which confer discretionary authority to vote on any Shareholder proposals of which the Secretary of the Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO VOTE BY (1) INTERNET, (2) TELEPHONE, OR (3) COMPLETING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD(S) PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.

Appendix A

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

SECOND AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

Dated as of ~~May 25, 2010~~

TABLE OF CONTENTS

Page

ARTICLE I
The Trust
Section 1.1	Name	A-~~1~~1
Section 1.2	Trust Purpose	A-~~1~~1
Section 1.3	Definitions	A-2

ARTICLE II
Trustees

Section 2.1	Number and Qualification	A-~~3~~3
Section 2.2	Term and Election	A-3
Section 2.3	Resignation and Removal	A-~~4~~4
Section 2.4	Vacancies	A-4
Section 2.5	Meetings	A-4
Section 2.6	Trustee Action by Written Consent	A-5
Section 2.7	Officers	A-5
Section 2.8	Principal Transactions	A-5

ARTICLE III
Powers and Duties of Trustees

Section 3.1	General	A-~~6~~5
Section 3.2	Investments	A-6
Section 3.3	Legal Title	A-6
Section 3.4	Issuance and Repurchase of Shares	A-~~7~~6
Section 3.5	Borrow Money or Utilize Leverage	A-~~7~~6
Section 3.6	Delegation; Committees	A-6
Section 3.7	Collection and Payment	A-7
Section 3.8	Expenses	A-7
Section 3.9	By-Laws	A-~~8~~7
Section 3.10	Miscellaneous Powers	A-~~8~~7
Section 3.11	Further Powers	A-7

ARTICLE IV
Advisory, Management and Distribution Arrangements

Section 4.1	Advisory and Management Arrangements	A-7
Section 4.2	Distribution Arrangements	A-~~9~~8
Section 4.3	Parties to Contract	A-8

ARTICLE V
Limitations of Liability and Indemnification

Section 5.1	No Personal Liability of Shareholders, Trustees, etc.	A-8
Section 5.2	Mandatory Indemnification	A-~~10~~9
Section 5.3	No Bond Required of Trustees	A-10
Section 5.4	No Duty of Investigation; No Notice in Trust Instruments, etc.	A-10
Section 5.5	Reliance on Experts, etc.	A-~~12~~10

A-i

ARTICLE VI
Shares of Beneficial Interest

Section 6.1	Beneficial Interest	A-10
Section 6.2	Other Securities	A-10
Section 6.3	Rights of Shareholders	A-10
Section 6.4	Trust Only	A-~~13~~11
Section 6.5	Issuance of Shares	A-~~13~~11
Section 6.6	Register of Shares	A-11
Section 6.7	Transfer Agent and Registrar	A-11
Section 6.8	Transfer of Shares	A-11
Section 6.9	Notices	A-12
Section 6.10	Derivative Actions	A-12

ARTICLE VII
Custodians

Section 7.1	Appointment and Duties	A-~~15~~12
Section 7.2	Central Certificate System	A-13

ARTICLE VIII
Redemption

Section 8.1	Redemptions	A-13
Section 8.2	Disclosure of Holding	A-13

ARTICLE IX
Determination of Net Asset Value

Section 9.1	Net Asset Value	A-13
Section 9.2	Distributions to Shareholders	A-13
Section 9.3	Power to Modify Foregoing Procedures	A-14

ARTICLE X
Shareholders

Section 10.1	Meetings of Shareholders	A-14
Section 10.2	Voting	A-14
Section 10.3	Notice of Meeting and Record Date	A-15
Section 10.4	Quorum and Required Vote	A-15
Section 10.5	Proxies, etc.	A-~~19~~15
Section 10.6	Reports	A-16
Section 10.7	Inspection of Records	A-16
Section 10.8	Shareholder Action by Written Consent	A-16
Section 10.9	Delivery by Electronic Transmission or Otherwise	A-16

ARTICLE XI
Limited Term of Existence; Amendment; Mergers, Etc.

Section 11.1	Limited Term of Existence	A-16
Section 11.2	Change of Dissolution Date	A-17
Section 11.3	Amendment Procedure	A-~~21~~17
Section 11.4	[Intentionally Omitted]	A-17
Section 11.5	Subsidiaries	A-17
Section 11.6	Conversion	A-18
Section 11.7	Certain Transactions	A-18

A-ii

ARTICLE XII
Miscellaneous

Section 12.1	Filing	A-19
Section 12.2	Resident Agent	A-19
Section 12.3	Governing Law	A-19
Section 12.4	Counterparts	A-19
Section 12.5	Reliance by Third Parties	A-19
Section 12.6	Provisions in Conflict with Law or Regulation	A-20

A-iii

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST (“Declaration”) made as of the ~~25th~~          day of ~~May, 2010~~                , by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

WHEREAS, this Trust has been formed to carry on business as set forth more particularly hereinafter;

WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

WHEREAS, ~~this Declaration~~the Trustees amend~~s~~ed and restate~~s~~d the Trust’s original agreement and declaration of trust in its entirety ~~that certain~~on May 25, 2010 as the Amended and Restated Agreement and Declaration of Trust ~~dated as of May 25, 2010~~;

WHEREAS, pursuant to Section 11.2(b) of such Amended and Restated Agreement and Declaration of Trust, on November 17, 2017 the Trustees, with the approval by a Majority Shareholder Vote (as defined herein) approved an Extended Dissolution Date (as defined herein) of May 31, 2022;

WHEREAS, the Trustees desire to further amend and restate such Amended and Restated Agreement and Declaration of Trust in its entirety as set forth herein effective upon the approval by a Majority Shareholder Vote (as defined herein);

WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

WHEREAS, the parties hereto intend that the Trust shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration and the By-laws shall constitute the governing instrument of such statutory trust.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

The Trust

Section 1.1 Name. This Trust shall be known as the “Blackstone / GSO Senior Floating Rate Term Fund” and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the Delaware Statutory Trust Statute (as defined below). Any such instrument shall not require the approval of the Shareholders, but shall have the status of an amendment to this Declaration.

Section 1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of a closed end management investment company registered under the 1940 Act (as defined below). In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a closed end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the Delaware Statutory Trust Statute, and in connection therewith the Trust shall have the power and authority to engage in the foregoing and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

Section 1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:

The “1940 Act” refers to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and exemptions granted therefrom, as amended from time to time.

The terms “Affiliated Person”, “Assignment”, “Commission”, “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act.

“By-Laws” shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Continuing Trustee” shall mean any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

“Declaration” shall mean this Second Amended and Restated Agreement and Declaration of Trust, as amended, supplemented or amended and restated from time to time.

“Delaware Statutory Trust Statute” shall mean the provisions of the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq., as such Act may be amended from time to time.

“Delaware General Corporation Law” means the Delaware General Corporation Law, 8 Del. C. § 100, et seq., as amended from time to time.

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Prospectus or contained in any current Registration Statement on Form N-2 of the Trust filed with the Commission and designated as fundamental policies therein, as they may be amended from time to time in accordance with the requirements of the 1940 Act.

“Majority Shareholder Vote” shall mean a vote of “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) of the Trust with each class and series of Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as the case may be, also will be required.

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Prospectus” shall mean the Prospectus and Statement of Additional Information of the Trust, if any, as in effect from time to time under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shareholders” shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

“Shares” shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.

“Trust” shall mean the trust governed by this Declaration and the By-laws, as amended from time to time, inclusive of each such amendment.

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

“Trustees” shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.

ARTICLE II

Trustees

Section 2.1 Number and Qualification. Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two or more than fifteen. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

Section 2.2 Term and Election. Until the first annual meeting of Shareholders following the effective date of the Registration Statement relating to the Shares under the Securities Act, the Board of Trustees shall consist of one class, the term of which shall expire on the date of such meeting. If the board of Trustees consists of at least three members, then, commencing with the first annual meeting of Shareholders following the effective date of the Registration Statement relating to the Shares under the Securities Act, the Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. The term of office of the second class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the initial Registration Statement relating to the Shares under the Securities Act. The term of office of the third class shall expire on the date of the fourth annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the initial Registration Statement relating to the Shares under the Securities Act. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

Section 2.3 Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his resignation or removal, or any right to damages on account of a removal.

Section 2.4 Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

Section 2.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the President or any two Trustees. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given by the Secretary and shall be delivered to the Trustees orally or via electronic transmission not less than 24 hours, or in writing not less than 72 hours, before the meeting, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. Any time there is more than one Trustee, a quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent as provided in Section 2.6.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

Section 2.6 Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

Section 2.7 Officers. The Trustees shall elect a President, a Secretary and a Treasurer and may elect a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the President, Secretary and Treasurer may, but need not, be a Trustee. All officers shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by officers of corporations to such corporations and their stockholders under the Delaware General Corporation Law.

Section 2.8 Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any Affiliated Person of the Trust, investment adviser, investment sub-adviser, distributor or transfer agent for the Trust or with any Interested Person of such Affiliated Person or other person; and the Trust may employ any such Affiliated Person or other person, or firm or company in which such Affiliated Person or other person is an Interested Person, as broker, legal counsel, registrar, investment advisor, investment sub-advisor, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE III

Powers and Duties of Trustees

Section 3.1 General. The Trustees shall owe to the Trust and its Shareholders the same fiduciary duties (and only such fiduciary duties) as owed by directors of corporations to such corporations and their stockholders under the Delaware General Corporation Law. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

Section 3.2 Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust to:

(a) manage, conduct, operate and carry on the business of an investment company;

(b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

Section 3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, custodian or pledgee, on such terms as the Trustees may determine, provided that the interest of the Trust therein is appropriately protected.

To the extent any Trust Property is titled in the name of one or more Trustees, the right, title and interest of such Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due election and qualification. Upon the ceasing of any person to be a Trustee for any reason, such person shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 3.4 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property.

Section 3.5 Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

Section 3.6 Delegation; Committees. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things, including any matters set forth in this Declaration, and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient. The Trustees may designate one or more committees which shall have all or such lesser portion of the authority of the entire Board of Trustees as the Trustees shall determine from time to time except to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

Section 3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 3.8 Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

Section 3.9 By-Laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

Section 3.10 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; (i) notwithstanding the Fundamental Policies of the Trust, convert the Trust to a master-feeder structure; and (j) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

Section 3.11 Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

ARTICLE IV

Advisory, Management and Distribution Arrangements

Section 4.1 Advisory and Management Arrangements. Subject to the requirements of applicable law as in effect from time to time, the Trustees may in their discretion from time to time enter into advisory, administration or management contracts (including, in each case, one or more sub-advisory, sub-administration or sub-management contracts) whereby the other party to any such contract shall undertake to furnish such advisory, administrative and management services with respect to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any advisor, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to exercise any of the powers of the Trustees, including to effect investment transactions with respect to the assets on behalf of the Trust to the full extent of the power of the Trustees to effect such transactions or may authorize any officer, employee or Trustee to effect such transactions pursuant to recommendations of any such advisor, administrator or manager (and all without further action by the Trustees) Any such investment transaction shall be deemed to have been authorized by all of the Trustees.

Section 4.2 Distribution Arrangements. Subject to compliance with the 1940 Act, the Trustees may retain underwriters and/or placement agents to sell Shares and other securities of the Trust. The Trustees may in their discretion from time to time enter into one or more contracts, providing for the sale of securities of the Trust, whereby the Trust may either agree to sell such securities to the other party to the contract or appoint such other party its sales agent for such securities. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of securities of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the securities of the Trust.

Section 4.3 Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VII hereof may be entered into with any Person, although one or more of the Trustees, officers or employees of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.3.

ARTICLE V

Limitations of Liability and Indemnification

Section 5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

Section 5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

Section 5.4 No Duty of Investigation; No Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

ARTICLE VI

Shares of Beneficial Interest

Section 6.1 Beneficial Interest. The beneficial interest in the Trust shall be divided into an unlimited number of transferable shares of beneficial interest, par value $.001 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

Section 6.2 Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

Section 6.3 Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trust, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in Section 11.4 or as specified by the Trustees when creating the Shares, as in preferred shares).

Section 6.4 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a Delaware statutory trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 6.5 Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Share or multiples thereof as the Trustees may determine.

Section 6.6 Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefore and rules and regulations as to their use.

Section 6.7 Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

Section 6.8 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters (including compliance with any securities laws and contractual restrictions) as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 6.9 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.

Section 6.10 Derivative Actions.

(a) No person, other than a Trustee, who is not a Shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust. No Shareholder may maintain a derivative action on behalf of the Trust unless holders of a least ten percent (10%) of the outstanding Shares join in the bringing of such action.

(b) In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. For purposes of this Section 6.10, the Trustees may designate a committee of one or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

ARTICLE VII

Custodians

Section 7.1 Appointment and Duties. The Trustees shall at all times employ a custodian or custodians meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act, including without limitation authority:

(1) to hold the securities owned by the Trust and deliver the same upon written order;

(2) to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

(3) to disburse such funds upon orders or vouchers;

(4) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

(5) if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

Section 7.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

ARTICLE VIII

Redemption

Section 8.1 Redemptions. The Shares of the Trust are not redeemable by the holders.

Section 8.2 Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.

ARTICLE IX

Determination of Net Asset Value

Net Income and Distributions

Section 9.1 Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Prospectus or as may otherwise be determined by the Trustees.

Section 9.2 Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of any class of Shares, or any series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any class of shares or series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, additional Shares of any class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.

(b) Distributions pursuant to this Section 9.2 may be among the Shareholders of record of the applicable class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.

(c) The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

(d) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

Section 9.3 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust’s Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, as amended, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

ARTICLE X

Shareholders

Section 10.1 Meetings of Shareholders. The Trust shall hold annual meetings of the Shareholders. A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than fifty-one percent (51%) of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a Special Meeting, shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

Section 10.2 Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by the 1940 Act, this Declaration or resolution of the Trustees. This Declaration expressly provides that no matter for which voting, consent or other approval is required by the Statutory Trust Act in the absence of the contrary provision in the Declaration shall require any vote. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election or removal of Trustees. Trustees shall be elected by a plurality of votes.

Section 10.3 Notice of Meeting and Record Date. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Shareholder, left at his or her residence or usual place of business or sent via United States mail or by electronic transmission to a Shareholder at his or her address as it is registered with the Trust. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Shareholder at his or her address as it is registered with the Trust with postage thereon prepaid. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder of record entitled to vote thereat at its registered address, mailed at least 10 days and not more than 90 days before the meeting or otherwise in compliance with applicable law. Only the business stated in the notice of the meeting shall be considered at such meeting. Any meeting of Shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date. For the purposes of determining the Shareholders who are entitled to notice of and to vote at any meeting the Trustees may, without closing the transfer books, fix a date not more than 90 nor less than 10 days prior to the date of such meeting of Shareholders as a record date for the determination of the Persons to be treated as Shareholders of record for such purposes.

Section 10.4 Quorum and Required Vote. (a) The holders of one third of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

(b) Subject to any provision of applicable law, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the subject matter shall be the act of the Shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of Shares is required on any matter, the affirmative vote of a majority of the Shares of such class or series of Shares present in person or represented by proxy at the meeting shall be the act of the Shareholders of such class or series with respect to such matter.

Section 10.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed or authorized proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed or authorized by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

Section 10.6 Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

Section 10.7 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the extent permitted by Section 3819 of the Delaware Statutory Trust Statute but subject to such reasonable regulation as the Trustees may determine.

Section 10.8 Shareholder Action by Written Consent. Any action which may be taken by Shareholders by vote may be taken without a meeting if the holders entitled to vote thereon of the proportion of Shares required for approval of such action at a meeting of Shareholders pursuant to Section 10.4 consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 10.9 Delivery by Electronic Transmission or Otherwise. Notwithstanding any provision in this Declaration to the contrary, any notice, proxy, vote, consent, instrument or writing of any kind or any signature referenced in, or contemplated by, this Declaration or the By-laws may, in the sole discretion of the Trustees, be given, granted or otherwise delivered by electronic transmission (within the meaning of the Delaware Statutory Trust Statute), including via the internet, or in any other manner permitted by applicable law.

ARTICLE XI

Limited Term of Existence; Amendment; Mergers, Etc.

Section 11.1 Limited Term of Existence. (a) Subject to Section 11.2 hereof, ~~The~~the Trust created hereby shall have a limited period of existence and shall dissolve at the close of business on May 31, 2020 (or, if applicable, the Extended Dissolution Date (as defined below)), except that the Trust shall continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs. After the close of business on May 31, 2020 or, if applicable, on the Extended Dissolution Date ~~(as defined below)~~ determined pursuant to Section 11.2 hereof, the Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up as contemplated by Section 3808(e) of the Delaware Statutory Trust Statute. The Trustees may, to the extent they deem appropriate, adopt a plan of liquidation at any time preceding the anticipated dissolution date, which plan of liquidation may set forth the terms and conditions for implementing the dissolution and liquidation of the Trust under this Article XI. Shareholders of the Trust shall not be entitled to vote on the adoption of any such plan or the dissolution and liquidation of the Trust under this Article XI except to the extent required by the 1940 Act.

(b) After the winding up and liquidation of the Trust, including the distribution to the Shareholders of any assets of the Trust, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

Section 11.2 Change of Dissolution Date. (a) The Trust may be dissolved prior to May 31, 2020 (or, if applicable, the Extended Dissolution Date) only upon approval of not less than a majority of the Trustees. Shareholders of the Trust shall not be entitled to vote with respect thereto.

(b) Notwithstanding Section 11.1(a), prior to May 31, ~~2020~~2022 a majority of the Trustees, with the approval by a Majority Shareholder Vote, may approve an extension of the dissolution date of the Trust to a date after May 31, ~~2020~~2022 (the “Extended Dissolution Date”) for a period of not more than ~~two~~five years or such shorter term as may be reasonably determined. The Extended Dissolution Date may similarly be extended one or more times by a majority of the Trustees with the approval by a Majority Shareholder Vote.

Section 11.3 Amendment Procedure. (a) Except as provided in subsection (b) of this Section 11.3, this Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote required by Section 10.4 of this Declaration. The Trustees also may amend this Declaration without any vote of Shareholders of any class or series to divide the Shares of the Trust into one or more series or additional series, or one or more classes of any such series or series, to determine the rights, powers, preferences, limitations and restrictions of any class or series of Shares, to change the name of the Trust or any class or series of Shares, to make any change that does not materially adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

(b) No amendment may be made to Section 2.1, Section 2.2, Section 2.3, Section 5.1, Section 5.2, Section 11.2(a), this Section 11.3, Section 11.6 or Section 11.7 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to Section 6.2), except after the approval of at least seventy-five percent (75%) of each class of Shares outstanding and entitled to vote on the matter, unless a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees entitled to vote on the matter approve such amendment, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

(c) An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

Section 11.4 [Intentionally omitted].

Section 11.5 Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey, and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

Section 11.6 Conversion. Notwithstanding any other provisions in this Declaration or the Bylaws, the conversion of the Trust or any series of Shares from a “closed-end company” to an “open-end company”, as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the 1940 Act (as in effect on the date of this Declaration), together with any necessary amendments to this Declaration to permit such a conversion, shall require the affirmative vote or consent of a majority of the Trustees, with the approval by a Majority Shareholder Vote. Any affirmative vote or consent required under this Section 11.6 shall be in addition to the vote or consent of the Shareholders otherwise required by federal law or by any agreement between the Trust and any national securities exchange.

Section 11.7 Certain Transactions. (a) Except as otherwise provided in paragraph (b) of this Section the affirmative vote or consent of at least seventy-five percent (75%) of the Trustees of the Trust and at least seventy-five percent (75%) of the Shares outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:

(i) The merger, conversion, consolidation or share exchange of the Trust or any series or class of Shares with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, statutory or business trust, common law trust or any other business organization) or of any such person or company with or into the Trust or any series or class of Shares.

(ii) The issuance or transfer by the Trust or any series or class of Shares (in one or more series of transactions in any twelve-month period) of any securities of the Trust or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (x) sales of any securities of the Trust or a series or class in connection with a public offering thereof, (y) issuance of securities of the Trust or a series or class pursuant to a dividend reinvestment plan adopted by the Trustees and (z) issuances of securities of the Trust or a series or class upon the exercise of any stock subscription rights distributed by the Trust or a series or class.

(iii) The sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Trust or any series or class of Shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Trust or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Trust or a series or class in the ordinary course of business.

(iv) Any Shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Trust or a series or class of Shares.

(b) Notwithstanding anything to the contrary in paragraph (a) of this Section 11.7, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the Bylaws and applicable law have been satisfied, then no Shareholder vote or consent shall be necessary or required to approve any of the actions listed in paragraphs (a)(i), (a)(ii), (a)(iii) or (a)(iv) of this Section 11.7, except to the extent such Shareholder vote or consent is required by the 1940 Act or other federal law.

ARTICLE XII

Miscellaneous

Section 12.1 Filing. (a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust’s minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

(b) The Trustees hereby authorize and direct a Certificate of Trust, in the form attached hereto as Exhibit A, to be executed and filed with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Act.

Section 12.2 Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall initially be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the State.

Section 12.3 Governing Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Declaration, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Statutory Trust Statute and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Statutory Trust Statute) pertaining to trusts which relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a “statutory trust”, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Statutory Trust Statute, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

Section 12.4 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

Section 12.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust,

(c) the due authorization of the execution of any instrument or writing, (d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (f) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

Section 12.6 Provisions in Conflict with Law or Regulation. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

~~[SIGNATURE PAGE FOLLOWS]~~

IN WITNESS WHEREOF, the undersigned have caused this Declaration to be executed as of the day and year first above written.

~~/s/ Edward H. D’Alelio~~
Edward H. D’Alelio, as Trustee

~~/s/ Michael Holland~~
Michael Holland, as Trustee

~~/s/ Thomas W. Jasper~~
Thomas W. Jasper, as Trustee

~~/s/ John O’Neill~~
~~John O’Neill~~Gary S. Schpero, as Trustee

~~/s/ Daniel H. Smith, Jr.~~
Daniel H. Smith, Jr., as Trustee

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 31ST Floor New York, New York 10154 on February 19, 2020 at 10:00 a.m.(Eastern time) Please detach at perforation before mailing. BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 19, 2020 This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Daniel H. Smith, Jr., Marisa J. Beeney, Jane Lee, Robert W. Busch, and Viravyne Chhim and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 345 Park Avenue, 31st Floor, New York, New York 10154, on Wednesday, February 19, 2020 at 10:00 a.m. (Eastern time), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If this proxy is properly executed but no direction is made as regards to a proposal included in the Proxy Statement, such votes entitled to be cast by the undersigned will be cast FOR such proposal. Please refer to the Proxy Statement for a discussion of the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. BSL_31033_120219

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 19, 2020. The Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/mri-31033 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN 1. To amend the Amended and Restated Agreement and Declaration of Trust of the Fund by revising the maximum extension period of the Fund’s dissolution date from two years to five years. 2. Subject to the approval of Proposal 1 above, to extend the term of the Fund by five years by changing the Fund’s scheduled dissolution date from May 31, 2022 to May 31, 2027. 3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx BSL 31033 M xxxxxxxx +